UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report - November 11, 2004
                      ------------------------------------
                        (Date of Earliest Event Reported)


                        Carpenter Technology Corporation
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)

      Delaware                          1-5828                  23-0458500
    -------------                     ----------                 ----------
(State of Incorporation)         (Commission File No.)          (IRS Employer
                                                                  I.D. No.)


                   P.O. Box 14662, Reading Pennsylvania, 19612
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (610)208-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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Item 8.01  Other Events

         Carpenter Technology Corporation issued a press release on November 12, 2004 announcing that certain production and maintenance employees at Carpenter's Reading, Pennsylvania facility voted not to be represented by the United Steel Workers of America for collective bargaining purposes. The election was held on November 11, 2004 and the results are subject to any objections that may be filed and final certification by the National Labor Relations Board. The press release, attached as
         Exhibit 99 hereto and incorporated herein by reference, is being furnished and shall not be deemed to be "filed" for any purpose.

Item 9.01  Financial Statements and Exhibits.

     (a) and (b) None.

     (c) Exhibit:

     Exhibit 99. Press Release dated November 12, 2004



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 12, 2004        CARPENTER TECHNOLOGY CORPORATION
                                (Registrant)




                                By:/s/ David A. Christiansen
                                   -------------------------
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit                        Description

99.              Press release dated November 12, 2004